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                                                                   EXHIBIT 10.21
                              Amendment No. 1 to
                         AGREEMENT AND PLAN OF MERGER

          This Amendment No. 1 to Agreement and Plan of Merger (this "Amendment") is entered into as of October 22, 1999 by and among (i) Aeneid Corporation, a California corporation ("Aeneid"), (ii) Aeneid Merger Sub, Inc., a Michigan corporation and a wholly-owned subsidiary of Aeneid ("Merger Sub"),
(iii) InGenius Technologies, Inc., a Michigan corporation ("InGenius"), and (iv) Julie Stock and Gary Stock, each an individual and a shareholder of InGenius (together, "Sellers").

                                    RECITALS
                                    --------

          A. The parties hereto have entered into that certain Agreement and Plan of Merger dated as of October 22, 1999 (the "Merger Agreement"). Capitalized terms used herein but not defined shall have the meanings given to them in the Merger Agreement.

          B. That the parties hereto desire amend, waive or modify certain provisions of the Merger Agreement in connection with the Closing.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree that Section 11.3 is hereby amended to read in its entirety as follows:


          11.3  Employment of the Stocks.  Aeneid will offer at will employment
                ------------------------
to Gary and Julie Stock at the level of Director or Vice President, under the following terms:

                (a) The Stocks will receive base compensation and benefits consistent with current Directors and Vice Presidents of Aeneid, including reimbursement of relocation expenses.

                (b) The Stocks will each be granted options to purchase 500,000 shares of Aeneid's common stock in the form of the Stock Option Agreements attached hereto as Exhibit F (the "Aeneid Options").
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                (c) At the time either Seller exercises an Option at an exercise price of $1.25 per share, Aeneid shall pay to such Seller a one-time cash bonus of $0.45 per share so exercised.

                (d) To the extent the shares issuable under the Options (the "Shares"), or the resale of such shares, are not registered with the SEC at the same time and on the same terms as the other options granted under Aeneid's 1999 Stock Plan, Aeneid shall use reasonable commercial efforts to register (to the extent permitted under the Securities Act) with the Securities and Exchange Commission the Shares, or the resale of such shares, such that Julie and Gary Stock shall have materially the same rights to resell the Shares as other employees of the Company who are issued options under Aeneid's 1999 Stock Plan.
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused this Amendment to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.

                                      AENEID CORPORATION,
                                      a California corporation


                                      By: /s/ Doug Bennett
                                         __________________________
                                      Name:
                                      Its:


                                      AENEID MERGER SUB, INC.,
                                      a Michigan corporation


                                      By: /s/ Illegible
                                         __________________________
                                      Name:
                                      Its:


                                      INGENIUS TECHNOLOGIES, INC.,
                                      a Michigan corporation


                                      By: /s/ Julie Stock
                                         __________________________
                                      Name: Julie Stock
                                      Its: President and Chief Executive Officer


                                      /s/ Julie Stock
                                      _____________________________
                                      JULIE STOCK,
                                      an individual


                                      /s/ Gary Stock
                                      ____________________________
                                      GARY STOCK,
                                      an individual